SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2008

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 N.W. Wall Street
Bend, Oregon 97701
(Address of principal executive offices and zip code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

          On July 30, 2008, Patricia L. Moss, President & CEO of Cascade Bancorp gave a presentation at the Keefe, Bruyette & Woods Ninth Annual Community Bank Investor Conference. The conference took place in New York City on July 29, 2008 and July 30, 2008. A copy of the information in the presentation is furnished (not filed) as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Presentation of Registrant dated July 30, 2008.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

		By:	/s/ Gregory D. Newton

Gregory D. Newton
Executive Vice President/
Chief Financial Officer/Secretary
Date:	7/30/08